UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of

the Securities Exchange Act of 1934 (Amendment No.                )

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LPL Financial Holdings Inc.

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Your Vote Counts! LPL FINANCIAL HOLDINGS INC. 2021 Annual Meeting of Stockholders Vote by May 4, 2021 11:59 PM Eastern Time LPL FINANCIAL HOLDINGS INC. 75 STATE STREET, 22ND FLOOR BOSTON, MASSACHUSETTS 02109, UNITED STATES D36213-P52058 You invested in LPL FINANCIAL HOLDINGS INC. and it’s time to vote! You have the right to vote on proposals being presented at the annual meeting. This is an important notice regarding the availability of proxy materials for the 2021 annual meeting of stockholders to be held virtually on May 5, 2021. Get informed before you vote View the Notice, Proxy Statement and Annual Report online, OR you can receive a free paper or email copy of the materials by requesting them prior to April 21, 2021. If you would like to request a copy of the materials for this or future stockholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not receive a paper or email copy. For complete information and to vote, visit www.ProxyVote.com Control # Vote at the Virtual Meeting* Smartphone Users Point your camera here and vote without entering a control number Visit: www.virtualshareholdermeeting.com/LPLA2021 On: May 5, 2021 10:30 AM Eastern Time *Please check the meeting materials for any special requirements for meeting attendance. V1

Vote at www.ProxyVote.com THIS IS NOT A VOTABLE BALLOT This is an overview of the proposals being presented at the upcoming 2021 annual meeting of stockholders. Please follow the instructions on the reverse side to vote these important matters. Board Recommends Voting Items 1. Elect the nine nominees named in the proxy statement to the Board of Directors. Nominees: 1a. Dan H. Arnold For 1b. Edward C. Bernard For 1c. H. Paulett Eberhart For 1d. William F. Glavin, Jr. For 1e. Allison H. Mnookin For 1f. Anne M. Mulcahy For 1g. James S. Putnam For 1h. Richard P. Schifter For 1i. Corey E. Thomas For 2. Ratify the appointment of Deloitte & Touche LLP by the Audit Committee of the Board of Directors as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2021. For For 3. Approve, in an advisory vote, the compensation paid to the Company’s named executive officers. For 4. Approve the LPL Financial Holdings Inc. 2021 Omnibus Equity Incentive Plan. For 5. Approve the LPL Financial Holdings Inc. 2021 Employee Stock Purchase Plan. NOTE: Such other business as may properly come before the meeting or any adjournment thereof will be voted on by the proxy holders in their discretion. Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Sign up for E-delivery”. D36214-P52058